Exhibit 10.3

                                                                  EXECUTION COPY


                                 AMENDMENT NO. 8
              TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

     THIS AMENDMENT NO. 8 TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT, dated as of February 16, 2007 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), certain of its Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), and WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2 and 1.3 of the Credit Agreement related to the definitions shall apply herein.

                               W I T N E S S E T H

     WHEREAS, a $35,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 28, 2005 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, and the Administrative Agent;

     WHEREAS, the Borrowers have requested that certain amendments be made to the Credit Agreement and to the Security Agreement as contemplated herein and the Lenders agree to amend such provisions pursuant to the terms and conditions herein; and

     WHEREAS, the undersigned Lenders have agreed to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (A)  Amendments.

          1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

               "HSBC" has the meaning set forth in the definition of Consignment Agreement herein.

               "Consignment Letter of Credit" means a Letter of Credit issued hereunder pursuant to the Consignment Agreement.

          2. Each of the following definitions in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following definitions:

               "Cash Dominion Period" means (i) any period beginning on the date an Event of Default shall have occurred (beyond the expiration of the applicable grace or cure period) and continuing until such Event of Default has been waived by the Required Lenders or (ii) any period beginning on the date on which the Obligations outstanding shall equal or exceed $25,000,000 and continuing until the termination of this Credit Agreement and the repayment in full of all Obligations hereunder.

               "Consignment Agreement" means the Consignment Agreement, dated as of February 16, 2007, by and between HSBC Bank USA, National Association, a bank organized under the laws of the United States with offices located at 452 Fifth Avenue, New York, New York 10018 ("HSBC"), the Company, and Wolverine Joining Technologies, LLC, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          3. The definition of Borrowing Base in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

          It is understood and agreed that the Agent shall reserve against the Borrowing Base an amount equal to 105% of the maximum amount that was available to be drawn under any expired or terminated Consignment Letter of Credit until the 91st day following the expiration date or termination thereof or, if earlier, the date on which such Consignment Letter of Credit has been cash collateralized in accordance with
          Section 2.8 hereof.

          4. The definition of Eligible Inventory in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

          For the avoidance of doubt, notwithstanding the foregoing to the contrary, Eligible Inventory shall not include any silver or inventory or products containing silver.

          5. Section 2.2(a) of the Credit Agreement is hereby amended by deleting the amount "$18,000,000" from clause (i) of the first proviso thereof and replacing it with

     "$24,000,000" and by replacing the antepenultimate sentence thereof in its entirety with the following sentence:

          Except as otherwise expressly agreed upon by all the Lenders, no Letter of Credit shall have an original expiry date more than one year from the date of issuance, or as extended, shall have an expiry date extending beyond the Maturity Date, except that prior to the Maturity Date, a Letter of Credit (other than a Consignment Letter of Credit) may be issued or extended with an expiry date extending beyond the Maturity Date, if and to the extent that the Borrowers shall provide cash collateral to the Issuing Lender on the Maturity Date in an amount equal to 105% of the maximum amount available to be drawn under such Letter of Credit and the Required Lenders or the Issuing Lender shall not otherwise object.

          6. Section 2.8 of the Credit Agreement is hereby deleted and replaced with the following:

          The obligation of the Lenders to make Revolving Loans and to issue Letters of Credit shall expire at the Administrative Agent's close of business in Charlotte, North Carolina on the Maturity Date, or such earlier date if the Commitments are terminated pursuant to Section
          11.2. On the Maturity Date, the entire outstanding principal balance of all amounts outstanding under the Revolving Loan Commitment, together with accrued but unpaid interest and all other sums owing under this Agreement, shall be due and payable in full, unless accelerated sooner pursuant to Section 11.2. With respect to all Letters of Credit outstanding on the Maturity Date (or such earlier date if the Commitments are terminated pursuant to Section 11.2), if any, and any Consignment Letter of Credit that has expired or terminated within 90 days prior to the Maturity Date, the Credit Parties will immediately pay to the Administrative Agent sufficient cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as security for the LOC Obligations in respect of subsequent drawings under (a) all then outstanding Letters of Credit in an aggregate amount equal to 105% of the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding and (b) each such expired or terminated Consignment Letter of Credit in an aggregate amount equal to 105% of the maximum aggregate amount which was available to be drawn under each such Consignment Letter of Credit. Accrued interest on the cash collateral account shall be for the account of the Borrowers, subject to the prior payment in full in cash of all of the Obligations. With respect to any Letter of Credit for which cash collateral is required pursuant to this Section 2.8, the cash collateral for any such Letter of Credit shall be retained by the Administrative Agent until (i) such Letter of Credit shall have expired or shall have been terminated and returned undrawn to the Administrative Agent (and in any case cannot be, or has not been, further extended or reinstated in accordance with its terms or otherwise), and (ii) all LOC Obligations in connection therewith have been paid in full in cash.

          7. Section 8.1 of the Credit Agreement is hereby amended by deleting the


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

amount "$18,000,000" therefrom and replacing it with "$25,000,000".

          8. All references to BANA and BAPM in the Credit Agreement are hereby deleted.

          9. Each of the Schedules attached to the Credit Agreement is hereby deleted and replaced by the corresponding Schedule attached to this Agreement.

     (B) Consents. The Company has requested that the Agent and the Lenders consent to the Company and Wolverine Joining Technologies, LLC entering into the Consignment Agreement and the related sale of silver to HSBC contemplated therein (the "Consignment Transactions"). The Agent and the Lenders hereby consent to the Company and Wolverine Joining Technologies, LLC entering into the Consignment Transactions notwithstanding the provisions of Sections 9.1 and 9.5 of the Credit Agreement and the Agent hereby releases its lien on and security interest in the silver sold to HSBC in accordance with the Consignment Agreement and described in the Bill of Sale between the Company and Wolverine Joining Technologies, LLC, as sellers, and HSBC, as purchaser, a copy of which Bill of Sale in final form is attached hereto.

     (C) Representations and Warranties. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein,
(iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

     (D) Effectiveness. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:


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

          1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

          2. Consignment Agreement and Letter of Credit. The Administrative Agent shall have received a fully executed copy of the Consignment Agreement, which agreement shall be in full force and effect and not subject to any unsatisfied conditions precedent. The Administrative Agent shall have received and approved the final form of the letter of credit attached to the Consignment Agreement.

          3. Permitted Securitization Amendments. The Administrative Agent shall have received original fully executed copies of Amendment No. 3 to the Amended and Restated Receivables Purchase Agreement, which agreement shall be in full force and effect and not subject to any unsatisfied conditions precedent, and to which the Administrative Agent and the Lenders hereby consent.

          4. Amendment Fee. The Administrative Agent shall have received from the Borrowers an amendment fee of $5,000 in connection with this Agreement.

          5. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto, and each shall be satisfactory to the Administrative Agent and its legal counsel, Mayer, Brown, Rowe & Maw, LLP.

     (E) No Other Modification. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender or the Administrative Agent, and novation of any kind is hereby expressly disclaimed.

     (F) Release. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to the Administrative Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases the Administrative Agent and each Lender and each of their respective Affiliates,

Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

     (G) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

     (H) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND
14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     (I) Payment of Expenses. Each of the Borrowers agrees, jointly and severally, to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and all other related matters pertaining hereto and to the Credit Agreement, including, without limitation, the reasonable fees and expenses of Mayer, Brown, Rowe & Maw LLP.

                            [SIGNATURE PAGES FOLLOW]


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

     Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                   COMPANY:
                                   -------

                                   WOLVERINE TUBE, INC.


                                   By:  /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Sr. Vice President & CFO
                                          --------------------------------------


                                   SUBSIDIARY BORROWERS:
                                   --------------------

                                   TF INVESTOR, INC.


                                   By:  /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Sr. Vice President & Treasurer
                                          --------------------------------------


                                   TUBE FORMING HOLDINGS, INC.


                                   By:  /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Sr. Vice President & Treasurer
                                          --------------------------------------


                                   TUBE FORMING, L.P.


                                   By:  Tube Forming Holdings, Inc.,
                                        its General Partner

                                        By:  /s/ James E. Deason
                                            ------------------------------------
                                        Name: James E. Deason
                                              ----------------------------------
                                        Title: Sr. Vice President & Treasurer
                                               ---------------------------------


                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 7

                                   WOLVERINE FINANCE, LLC


                                   By:  /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Sr. Vice President & Treasurer
                                          --------------------------------------


                                   SMALL TUBE MANUFACTURING, LLC


                                   By:  /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Sr. Vice President & Treasurer
                                          --------------------------------------


                                   WOLVERINE JOINING TECHNOLOGIES, LLC


                                   By:  /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Sr. Vice President & Treasurer
                                          --------------------------------------


                                   WOLVERINE CHINA INVESTMENTS, LLC


                                   By:  Wolverine Tube, Inc.,
                                        its Managing Member

                                        By:  /s/ James E. Deason
                                            ------------------------------------
                                        Name: James E. Deason
                                              ----------------------------------
                                        Title: Sr. Vice President & CFO
                                               ---------------------------------


                                   WT HOLDING COMPANY, INC.


                                   By:  /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Vice President & Treasurer
                                          --------------------------------------


                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 7

                                   AGENT AND LENDERS:
                                   -----------------

                                   WACHOVIA BANK,
                                   NATIONAL ASSOCIATION, in its capacity
                                   as Administrative Agent and as a Lender


                                   By:  /s/ Rodney K. Sanders
                                       -----------------------------------------
                                   Name: Rodney K. Sanders
                                         ---------------------------------------
                                   Title: Director
                                          --------------------------------------








                              (signature pages end)










                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 7